Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended September 30, 2017

– Quarterly GAAP Earnings of $0.33 and Core Earnings of $0.65 per Diluted Common Share –

– Deploys $2.1 Billion, including $1.1 Billion in Lending Segment and $553 Million on a Single-Tenant Triple Net Lease Acquisition –

– Completes Sale of Majority of Investment in Ten-X for Proceeds of $66 Million –

– Declares Dividend of $0.48 per share for the Fourth Quarter of 2017 –

GREENWICH, Conn., November 8, 2017 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2017.  The Company’s third quarter 2017 GAAP net income was $88.4 million, or $0.33 per diluted share, and Core Earnings (a non-GAAP financial measure) was $170.9 million, or $0.65 per diluted share. Third quarter GAAP net income and Core Earnings included $0.05 and $0.13 per diluted share, respectively, from the sale of the Company’s investment in Ten-X.

“Our third quarter results were strong and were highlighted by over $2 billion of capital deployment across all of our business segments and the continued expansion of our borrowing capacity. We also completed the sale of our investment in Ten-X which resulted in proceeds of $66 million,” stated Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“With our pipeline, the tremendous credit profile of our book and excellent liquidity position, we remain well positioned for the future.”

Dividend

On November 8, 2017, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending December 31, 2017. The dividend is payable on January 15, 2018 to common stockholders of record as of December 29, 2017.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found at the Company’s website in the Investor Relations section under “Quarterly Earnings” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Wednesday, November 8, 2017, at 10:00 a.m. Eastern Time to discuss third quarter financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-888-430-8709

International:  1-719-325-4874

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  3775308

The playback can be accessed through November 22, 2017.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. Through its subsidiary LNR Property, LLC, Starwood Property Trust also operates as the largest commercial mortgage special servicer in the United States. With total capital deployed since inception of over $37 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.   Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended September 30, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$134,149	$—	$4,450	$—	$138,599	$—	$138,599
Interest income from investment securities	11,540	—	31,740	—	43,280	(30,829)	12,451
Servicing fees	142	—	23,093	—	23,235	(8,393)	14,842
Rental income	—	47,663	12,490	—	60,153	—	60,153
Other revenues	181	164	441	—	786	(64)	722
Total revenues	146,012	47,827	72,214	—	266,053	(39,286)	226,767
Costs and expenses:
Management fees	482	—	18	30,370	30,870	110	30,980
Interest expense	27,929	11,360	5,710	31,709	76,708	(277)	76,431
General and administrative	5,302	1,090	24,167	2,251	32,810	82	32,892
Acquisition and investment pursuit costs	807	245	(28)	—	1,024	—	1,024
Costs of rental operations	—	18,660	5,139	—	23,799	—	23,799
Depreciation and amortization	17	17,852	5,002	—	22,871	—	22,871
Loan loss allowance, net	(171)	—	—	—	(171)	—	(171)
Other expense	72	97	207	—	376	—	376
Total costs and expenses	34,438	49,304	40,215	64,330	188,287	(85)	188,202
Income (loss) before other income (loss), income taxes and non-controlling interests	111,574	(1,477)	31,999	(64,330)	77,766	(39,201)	38,565
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	56,177	56,177
Change in fair value of servicing rights	—	—	(5,652)	—	(5,652)	785	(4,867)
Change in fair value of investment securities, net	276	—	13,962	—	14,238	(14,635)	(397)
Change in fair value of mortgage loans held-for-sale, net	(397)	—	19,882	—	19,485	—	19,485
Earnings (loss) from unconsolidated entities	848	(33,731)	30,225	—	(2,658)	(2,031)	(4,689)
Gain on sale of investments and other assets, net	—	—	11,877	—	11,877	—	11,877
Loss on derivative financial instruments, net	(10,813)	(11,276)	(2,135)	—	(24,224)	—	(24,224)
Foreign currency gain (loss), net	10,657	(1)	4	—	10,660	—	10,660
Other income, net	—	—	28	—	28	—	28
Total other income (loss)	571	(45,008)	68,191	—	23,754	40,296	64,050
Income (loss) before income taxes	112,145	(46,485)	100,190	(64,330)	101,520	1,095	102,615
Income tax benefit (provision)	11	—	(9,827)	—	(9,816)	—	(9,816)
Net income (loss)	112,156	(46,485)	90,363	(64,330)	91,704	1,095	92,799
Net income attributable to non-controlling interests	(357)	—	(2,919)	—	(3,276)	(1,095)	(4,371)
Net income (loss) attributable to Starwood Property Trust, Inc.	$111,799	$(46,485)	$87,444	$(64,330)	$88,428	$—	$88,428

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended September 30, 2017

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$111,799	$(46,485)	$87,444	$(64,330)	$88,428
Add / (Deduct):
Non-cash equity compensation expense	783	33	1,015	3,379	5,210
Management incentive fee	—	—	—	10,378	10,378
Acquisition and investment pursuit costs	74	151	49	—	274
Depreciation and amortization	17	18,102	4,600	—	22,719
Loan loss allowance, net	(171)	—	—	—	(171)
Interest income adjustment for securities	(225)	—	5,071	—	4,846
Income tax adjustment for discrete transactions	—	—	(9,356)	—	(9,356)
Other non-cash items	—	(496)	187	—	(309)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	397	—	(19,882)	—	(19,485)
Securities	(276)	—	(13,962)	—	(14,238)
Derivatives	10,394	11,291	1,555	—	23,240
Foreign currency	(10,657)	1	(4)	—	(10,660)
Earnings from unconsolidated entities	(848)	33,731	(30,225)	—	2,658
Purchases and sales of properties	—	—	—	—	—
Recognition of realized gains / (losses) on:
Loans held-for-sale	(397)	—	19,330	—	18,933
Securities	—	—	(2,657)	—	(2,657)
Derivatives	(290)	(140)	(500)	(247)	(1,177)
Foreign currency	549	—	(240)	—	309
Earnings from unconsolidated entities	849	—	52,921	—	53,770
Purchases and sales of properties	—	—	(1,838)	—	(1,838)
Core Earnings (Loss)	$111,998	$16,188	$93,508	$(50,820)	$170,874
Core Earnings (Loss) per Weighted Average Diluted Share	$0.43	$0.06	$0.36	$(0.20)	$0.65

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the nine months ended September 30, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$360,188	$—	$10,906	$—	$371,094	$—	$371,094
Interest income from investment securities	35,870	—	104,768	—	140,638	(100,593)	40,045
Servicing fees	568	—	86,837	—	87,405	(39,833)	47,572
Rental income	—	138,795	37,366	—	176,161	—	176,161
Other revenues	553	430	1,450	—	2,433	(249)	2,184
Total revenues	397,179	139,225	241,327	—	777,731	(140,675)	637,056
Costs and expenses:
Management fees	1,405	—	54	78,328	79,787	210	79,997
Interest expense	72,372	32,466	14,924	94,667	214,429	(821)	213,608
General and administrative	14,872	3,471	69,536	7,719	95,598	243	95,841
Acquisition and investment pursuit costs	1,707	516	9	—	2,232	—	2,232
Costs of rental operations	—	51,843	15,858	—	67,701	—	67,701
Depreciation and amortization	50	52,288	14,793	—	67,131	—	67,131
Loan loss allowance, net	(3,170)	—	—	—	(3,170)	—	(3,170)
Other expense	72	63	1,141	—	1,276	—	1,276
Total costs and expenses	87,308	140,647	116,315	180,714	524,984	(368)	524,616
Income (loss) before other income (loss), income taxes and non-controlling interests	309,871	(1,422)	125,012	(180,714)	252,747	(140,307)	112,440
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	203,108	203,108
Change in fair value of servicing rights	—	—	(28,956)	—	(28,956)	7,655	(21,301)
Change in fair value of investment securities, net	299	—	45,263	—	45,562	(49,623)	(4,061)
Change in fair value of mortgage loans held-for-sale, net	(549)	—	46,033	—	45,484	—	45,484
Earnings (loss) from unconsolidated entities	2,548	(28,782)	67,134	—	40,900	(13,137)	27,763
(Loss) gain on sale of investments and other assets, net	(59)	77	16,986	—	17,004	—	17,004
Loss on derivative financial instruments, net	(30,274)	(32,268)	(3,617)	—	(66,159)	—	(66,159)
Foreign currency gain, net	28,402	16	16	—	28,434	—	28,434
OTTI	(109)	—	—	—	(109)	—	(109)
Loss on extinguishment of debt	—	—	—	(5,916)	(5,916)	—	(5,916)
Other income, net	—	—	1,097	—	1,097	(613)	484
Total other income (loss)	258	(60,957)	143,956	(5,916)	77,341	147,390	224,731
Income (loss) before income taxes	310,129	(62,379)	268,968	(186,630)	330,088	7,083	337,171
Income tax provision	(331)	—	(17,954)	—	(18,285)	—	(18,285)
Net income (loss)	309,798	(62,379)	251,014	(186,630)	311,803	7,083	318,886
Net income attributable to non-controlling interests	(1,064)	—	(2,573)	—	(3,637)	(7,083)	(10,720)
Net income (loss) attributable to Starwood Property Trust, Inc.	$308,734	$(62,379)	$248,441	$(186,630)	$308,166	$—	$308,166

Reconciliation of Net Income to Core Earnings

For the nine months ended September 30, 2017

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$308,734	$(62,379)	$248,441	$(186,630)	$308,166
Add / (Deduct):
Non-cash equity compensation expense	2,353	82	2,491	8,340	13,266
Management incentive fee	—	—	—	20,183	20,183
Acquisition and investment pursuit costs	74	162	91	—	327
Depreciation and amortization	50	52,982	13,441	—	66,473
Loan loss allowance, net	(3,170)	—	—	—	(3,170)
Interest income adjustment for securities	(697)	—	9,436	—	8,739
Income tax adjustment for discrete transactions	—	—	555	—	555
Other non-cash items	—	(1,665)	1,005	5,916	5,256
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	549	—	(46,033)	—	(45,484)
Securities	(189)	—	(45,263)	—	(45,452)
Derivatives	28,897	31,510	2,056	—	62,463
Foreign currency	(28,402)	(16)	(16)	—	(28,434)
Earnings from unconsolidated entities	(2,548)	28,782	(67,134)	—	(40,900)
Purchases and sales of properties	—	—	(613)	—	(613)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(549)	—	48,950	—	48,401
Securities	—	—	8,332	—	8,332
Derivatives	14,567	(18)	(1,251)	(493)	12,805
Foreign currency	(12,655)	16	(1,138)	—	(13,777)
Earnings from unconsolidated entities	2,529	3,563	55,774	—	61,866
Purchases and sales of properties	—	(153)	611	—	458
Core Earnings (Loss)	$309,543	$52,866	$229,735	$(152,684)	$439,460
Core Earnings (Loss) per Weighted Average Diluted Share	$1.18	$0.20	$0.88	$(0.58)	$1.68

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of September 30, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$43,513	$8,581	$58,584	$298,006	$408,684	$5,161	$413,845
Restricted cash	22,527	20,189	11,875	—	54,591	—	54,591
Loans held-for-investment, net	6,378,468	—	3,903	—	6,382,371	—	6,382,371
Loans held-for-sale	418,618	—	190,006	—	608,624	—	608,624
Loans transferred as secured borrowings	74,339	—	—	—	74,339	—	74,339
Investment securities	677,977	—	1,026,634	—	1,704,611	(1,002,793)	701,818
Properties, net	—	2,234,646	286,696	—	2,521,342	—	2,521,342
Intangible assets	—	116,856	91,591	—	208,447	(26,582)	181,865
Investment in unconsolidated entities	36,831	109,607	117,772	—	264,210	(20,760)	243,450
Goodwill	—	—	140,437	—	140,437	—	140,437
Derivative assets	13,513	22,480	2,300	—	38,293	—	38,293
Accrued interest receivable	34,569	—	478	—	35,047	—	35,047
Other assets	10,286	40,705	61,787	2,293	115,071	(2,806)	112,265
VIE assets, at fair value	—	—	—	—	—	51,197,981	51,197,981
Total Assets	$7,710,641	$2,553,064	$1,992,063	$300,299	$12,556,067	$50,150,201	$62,706,268
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$27,821	$71,726	$78,398	$24,739	$202,684	$1,098	$203,782
Related-party payable	—	—	43	29,946	29,989	—	29,989
Dividends payable	—	—	—	125,674	125,674	—	125,674
Derivative liabilities	14,105	8,784	1	—	22,890	—	22,890
Secured financing agreements, net	3,223,863	1,501,006	516,933	296,593	5,538,395	(23,700)	5,514,695
Unsecured senior notes, net	—	—	—	2,044,523	2,044,523	—	2,044,523
Secured borrowings on transferred loans, net	74,200	—	—	—	74,200	—	74,200
VIE liabilities, at fair value	—	—	—	—	—	50,150,781	50,150,781
Total Liabilities	3,339,989	1,581,516	595,375	2,521,475	8,038,355	50,128,179	58,166,534
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,654	2,654	—	2,654
Additional paid-in capital	1,808,624	981,129	747,298	1,167,993	4,705,044	—	4,705,044
Treasury stock	—	—	—	(92,104)	(92,104)	—	(92,104)
Accumulated other comprehensive income (loss)	55,687	9,668	(84)	—	65,271	—	65,271
Retained earnings (accumulated deficit)	2,495,536	(19,249)	639,359	(3,299,719)	(184,073)	—	(184,073)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,359,847	971,548	1,386,573	(2,221,176)	4,496,792	—	4,496,792
Non-controlling interests in consolidated subsidiaries	10,805	—	10,115	—	20,920	22,022	42,942
Total Equity	4,370,652	971,548	1,396,688	(2,221,176)	4,517,712	22,022	4,539,734
Total Liabilities and Equity	$7,710,641	$2,553,064	$1,992,063	$300,299	$12,556,067	$50,150,201	$62,706,268

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com